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EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

     - the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and

     - the information contained in the report fairly presents, on all material respects, the Company's financial condition and results of operations.

/s/ Duane J. Costenbader
Duane J. Costenbader, Principal Financial Officer

Dated: March 28, 2003